Income Tax Matters	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Tax Matters

Note 12 - Income Tax Matters

The significant components of income tax expense for the years ended December 31, 2017, 2016 and 2015 are summarized as follows:

	2017	2016	2015
	(dollars in thousands)
Current tax expense:
Federal	$1,022	$674	$389
State	96	129	81
Total	1,118	803	470
Deferred tax expense:
Federal	680	47	228
State	11	45	108
Total	691	92	336
Net provision for income taxes	$1,809	$895	$806

The difference between the provision for income taxes and the amounts computed by applying the statutory federal income tax rate of 34% to income before income taxes is summarized below:

	2017	2016	2015
	(dollars in thousands)
Tax computed at the statutory federal rate	$1,163	$1,056	$956
Increases (decrease) resulting from:
Tax exempt interest, net	(238)	(298)	(280)
State income taxes, net of federal benefit	71	115	125
Revalue of deferred tax assets	806	—	—
Other	7	22	5
Provision for income taxes	$1,809	$895	$806

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred taxes at December 31, 2017, 2016 and 2015 are as follows:

	2017	2016	2015
	(dollars in thousands)
Deferred tax assets relating to:
Allowance for loan losses	$569	$974	$1,057
Deferred compensation	936	1,243	1,080
Other	173	396	555
Net unrealized loss on securities available for sale	335	678	109
Total deferred tax assets	2,013	3,291	2,801
Deferred tax liabilities relating to:
Premises and equipment	(213)	(295)	(319)
Deferred loans fees and costs	(148)	(233)	(213)
Loan servicing	(116)	(193)	(176)
Total deferred tax liabilities	(477)	(721)	(708)
Net recorded deferred tax asset	$1,536	$2,570	$2,093

The net deferred tax asset is included in other assets on the accompanying consolidated balance sheets.

The Tax Act was enacted on December 22, 2017. The SEC issued Staff Accounting Bulletin No. 118 to address uncertainty in applying ASC Topic 740 in the reporting period in which the Tax Act was enacted. The Tax Act included a reduction to the corporate income tax rate from 35 percent to 21 percent effective January 1, 2018. Tax expense was increased in the fourth quarter by a provisional $806,000 to reflect the Tax Act changes. This increase includes $155,000 tax expense related to the revaluation of the deferred tax asset for items charged to AOCI. The revaluation of deferred tax assets related to items charged to AOCI was a component of 2017 income tax expense and recognized in continuing operations as required by ASC Topic 740. The ultimate impact may differ from this provisional amount due to additional analysis, changes in interpretations and assumptions, and additional regulatory guidance that may be issued. The provisional amount is expected to be finalized when the 2017 U.S. Corporate income tax return is filed in 2018.